UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 11, 2005


                                 ZIM CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                     CANADA
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                 (State or other jurisdiction of incorporation)


         0-30432                                      NOT APPLICABLE
----------------------------                     --------------------------
       (Commission                                    (IRS Employer
       File Number)                                 Identification No.)

                              200-20 COLONNADE ROAD
                         OTTAWA, ONTARIO, CANADA K2E 7M6
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                    (Address of principal executive offices,
                               including zip code)

                                 (613) 727-1397
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                         (Registrant's telephone number)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 2.03 is incorporated by reference in this item.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 11, 2005, ZIM Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2005. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On August 11, 2005, ZIM Corporation entered into a loan agreement in the form of a revolving credit facility for operating purposes with Dr. Cowpland, the Chief Executive Officer of the Company. The $500,000 CDN revolving credit facility is unsecured and amounts drawn bear interest at the prime rate, as published by the Royal Bank of Canada, plus 1.75%, which is the same interest rate as the Company's bank credit facility. The revolving credit facility will be available on an as-needed basis with payments due on demand. This description is qualified in its entirety by the loan agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.11 and incorporated herein by reference.

The Company drew down $300,000 CDN effective August 11, 2005.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT NO.       DESCRIPTION

10.11 Loan Agreement, dated August 11, 2005 between Dr. Cowpland and ZIM Corporation.

99.1 Press Release dated August 11, 2005, announcing financial results for the fiscal quarter ended June 30, 2005.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ZIM CORPORATION
                                                (Registrant)


August 11, 2005                                 By: /s/ Michael Cowpland
                                                --------------------------------
                                                   Michael Cowpland,
                                                   President and Chief Executive
                                                   Officer